Exhibit 10.15
RACKSPACE RECEIVABLES LLC
FIRST AMENDMENT TO
RECEIVABLES FINANCING AGREEMENT
This FIRST AMENDMENT TO RECEIVABLES FINANCING AGREEMENT is dated as of March 30, 2021 (this “Amendment”), among Rackspace Receivables LLC, a Delaware limited liability company (the “Borrower”), Rackspace US, Inc., as initial servicer (the “Servicer”, together with the Borrower, the “Loan Parties”), the financial institutions listed on the signature pages hereof, as Lenders and Group Agents, and BMO Capital Markets, as administrative agent and arranger (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
    A.    The Borrower, the Servicer, the Lenders, the Group Agents and the Administrative Agent have heretofore entered into that certain Receivables Financing Agreement dated as of March 19, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”); and
    B.    The Borrower has requested that the Lenders make certain amendments to the Receivables Financing Agreement, and the Lenders are willing to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
    Section 1.1.    Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Receivables Financing Agreement shall have such meanings when used in this Amendment.
ARTICLE II
AMENDMENTS

    Section 2.1.    Section 8.01(c) of the Receivables Financing Agreement shall be amended by inserting the following paragraph immediately after clause (vi) thereof:
“Notwithstanding the foregoing, the financial statements, information and other documents required to be provided as described in clauses (iv) and (v) above may be those of (i) the Performance Guarantor or (ii) any direct or indirect parent of the Performance Guarantor (any such entity described in clause (i) or

(ii), a “Reporting Entity”), so long as in the case of clause (ii) either (1) such direct or indirect parent of the Performance Guarantor shall not conduct, transact or otherwise engage, or commit to conduct, transact or otherwise engage, in any business or operations other than its direct or indirect ownership of all of the Equity Interests in, and its management of, the Borrower or (2) if otherwise, the financial information so delivered shall be accompanied by a reasonably detailed description of the quantitative differences between the information relating to such parent, on the one hand, and the information relating to the Performance Guarantor and its Subsidiaries on a standalone basis, on the other hand.”
ARTICLE III
REPRESENTATIONS AND WARRANTIES
    Section 3.1.     Receivables Financing Agreement Representations. In order to induce the Lenders, the Group Agents and the Administrative Agent to enter into this Amendment, each of the Borrower and the Servicer hereby reaffirms, as of the date hereof after giving effect to this Amendment, its respective representations and warranties contained in Article VII of the Receivables Financing Agreement and additionally represents and warrants to the Administrative Agent and each Lender as set forth in this Article III.
    Section 3.2.     Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s powers, have been duly authorized by all necessary corporate action, and do not:
    (a)    contravene such Loan Party’s constituent documents;
    (b)    contravene in any material respects any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Loan Party; or
    (c)    result in, or require the creation or imposition of, any Lien on any of such Loan Party’s properties.
Section 3.3.    Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Loan Party of this Amendment.
Section 3.4.    Validity, etc. This Amendment constitutes the legal, valid and binding obligation of each Loan Party signatory hereto enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles in considered in a proceeding in law or at equity).

ARTICLE IV
CONDITIONS
    Section 4.1.    Conditions Precedent. This Amendment shall become effective upon the receipt of the following:
    (a)    the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, the Servicer, the Lenders, the Group Agents and the Administrative Agent; and
    (b)    the Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.
ARTICLE V
MISCELLANEOUS PROVISIONS
    Section 5.1.    Ratification of and References to the Receivables Financing Agreement. Except for the amendments expressly set forth above, the Receivables Financing Agreement and each other Transaction Document is hereby ratified, approved and confirmed in each and every respect. Reference to this specific Amendment need not be made in the Receivables Financing Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Receivables Financing Agreement, any reference in any of such items to the Receivables Financing Agreement being sufficient to refer to the Receivables Financing Agreement as amended hereby.
    Section 5.2.    Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
    Section 5.3.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. Each party agrees that this Amendment and any documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
    Section 5.4.    No Other Amendments. Except for the amendments expressly set forth above, the text of the Receivables Financing Agreement and the other Transaction Documents shall remain unchanged and in full force and effect, and the Lenders, the Group Agents and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Receivables Financing Agreement and the other Transaction Documents.

    Section 5.5.    Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
    Section 5.6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

RACKSPACE RECEIVABLES LLC,
as the Borrower

By
Name:
Title:

RACKSPACE US, INC.,
as the Servicer

By
Name:
Title:
[Signature Page to First Amendment]

BMO CAPITAL MARKETS,
as Administrative Agent and Group Agent for the BMO Group

By
Name:
Title:
[Signature Page to First Amendment]

BANK OF MONTREAL,
as Committed Lender

By
Name:
Title:
[Signature Page to First Amendment]

FAIRWAY FINANCE COMPANY, LLC,
as Conduit Lender

By
Name:
Title:
[Signature Page to First Amendment]